Exhibit 1.01


                THE EQUITABLE COMPANIES INCORPORATED STOCK TRUST

                                       AND

                      THE EQUITABLE COMPANIES INCORPORATED

                                    _________

                                  Common Stock

                                    _________

                                 Sales Agreement

                                    _________


                                                          New York, New York
                                                          May   , 1996

To the Agent named in the
Terms Agreement hereinafter
described.

Ladies and Gentlemen:

        From time to time The Equitable Companies Incorporated, a Delaware corporation (the "Company"), and The Equitable Companies Incorporated Stock Trust (the "Trust") created under The Equitable Companies Incorporated Stock Trust Agreement effective as of December 2, 1993 (the "Trust Agreement") among the Company and The Chase Manhattan Bank, N.A., as Trustee (the "Trustee") for the Trust, propose to enter into one or more agreements, which may be written agreements, substantially in the form of Annex I hereto, or which may be oral agreements confirmed in writing containing such of the information set forth in Annex I as may be applicable, in each case with such additions or deletions as the parties thereto may agree (each such agreement, whether oral or in writing, a "Terms Agreement"), to provide for the sale by the Trust from time to time of up to 11,940,299 shares (the "Offered Shares") of Common Stock, par value $.01 per share ("Common Stock"), of the Company issuable upon conversion of the shares of Series D Convertible Preferred Stock, par value $1.00 per share (the "Series D Preferred Shares"), of the Company owned by the Trust. As used in this Agreement, the term "Agent" means the broker or dealer named as the Agent in any such agreement, whether acting as principal or agent. The standard provisions set forth herein shall be incorporated by reference in any such agreement.

        Subject to the terms and conditions stated herein and to the reservation by the Trust of the right to sell Offered Shares directly on its own behalf, the Trust and the Company (i) may from time to time appoint the Agent named in a Terms Agreement as an agent of the Trust and the Company for the purpose of soliciting and receiving offers to purchase from the Trust the number of Offered Shares set forth in such Terms Agreement pursuant to Section 3(a) hereof (any such Terms Agreement for purposes of this Agreement being hereinafter referred to as a "Soliciting Terms Agreement") and (ii) hereby agree that, except as otherwise contemplated herein, whenever the Trust determines to sell Offered Shares directly to an Agent as principal pursuant to Section 4(b) hereof, the Company and the Trust will enter into a Terms Agreement relating to such sale in accordance with Section 3(b) hereof (any such Terms Agreement for purposes of this Agreement being hereinafter referred to as a "Principal Terms Agreement"). The Trust and the Company further agree with each Agent as set forth in this Agreement.

        1. This Agreement shall not be construed as an obligation of the Trust to sell any of the Offered Shares or as an obligation of any Agent to purchase or solicit offers to purchase the Offered Shares. The obligation of the Trust to sell any of the Offered Shares and the obligation of any Agent to purchase or solicit offers to purchase any of the Offered Shares shall be evidenced by the Terms Agreement with respect to the Offered Shares specified therein. Each Terms Agreement shall specify the aggregate number of Offered Shares to which it relates and such other information as may be required pursuant to Section 3 hereof and shall also specify any requirements for opinions of counsel, accountants' letters, officers' certificates and Trustee certificates pursuant to Section 9 hereof. A written Terms Agreement or any confirmation in writing of an oral Terms Agreement may be evidenced by a telegraphic or facsimile communication or any other rapid transmission device designed to produce a written record of communications transmitted.

        2. The Company represents and warrants to, and agrees with, each Agent that:

        (a) A registration statement on Form S-3 (File No. 333-3224) in respect of the Offered Shares has been filed with the Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to such Agent, excluding exhibits to such registration statement, but including all documents incorporated by reference in the prospectus contained therein, have been declared effective by the Commission in such form; from the date of any such Terms Agreement with such Agent, no other document with respect to such registration statement or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission (other than any prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act") or except as permitted by Section 7(a) hereof); and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) under the Act, is hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the "Registration Statement"; the prospectus relating to the Offered Shares, in the form in which it has most recently been filed, or transmitted for filing, with the Commission, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus, including any supplement to the Prospectus that sets forth only the terms of a particular offering of Offered Shares (a "Pricing Supplement"), shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Sections 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented (including by the applicable Pricing Supplement filed in accordance with Section 7(a) hereof) in relation to the Offered Shares in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 7(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

        (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by such Agent expressly for use in the Prospectus or the Prospectus as amended or supplemented;

        (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by such Agent expressly for use in the Prospectus or the Prospectus as amended or supplemented;

        (d) Neither the Company nor any of its Significant Subsidiaries (as defined below) has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus and other than any such loss or interference which would not, individually or in the aggregate, have a material adverse effect on (A) the assets, business, financial position, equity or prospects of either the DLJ Group (as defined below) or the Alliance Group (as defined below) or (B) the assets, business, financial position, equity, results of operations or prospects of either the Investment Subsidiaries Group (as defined below) or the Insurance Group (as defined below) or of The Equitable (as defined below) considered as a consolidated entity (a "Material Adverse Effect"); and, since the date of the latest financial statements included or incorporated by reference in the Prospectus, there has not been any increase in the consolidated long-term debt of The Equitable (other than long-term debt related to consolidated real estate joint ventures which is non-recourse to the Company or any of its Insurance Subsidiaries (as defined below) and other than long-term debt that may have been incurred by The Equitable not in excess of the amount, if any, set forth in a Schedule to the Terms Agreement applicable to the Offered Shares ("Other Permitted Debt")), or any material adverse change, or any development involving a prospective material adverse change, in or affecting (X) the assets, general affairs, management, financial position or equity of either the Alliance Group or the DLJ Group, (Y) the assets, general affairs, management, financial position, equity or results of operations of either the Investment Subsidiaries Group or the Insurance Group, or of The Equitable considered as a consolidated entity or (Z) the statutory capital or surplus of The Equitable Life Assurance Society of the United States ("Equitable Life") or Equitable Variable Life Insurance Company ("EVLICO"), in each case otherwise than as set forth or contemplated in the Prospectus. As used herein, "Significant Subsidiaries" shall mean Equitable Life, EVLICO, The Equitable of Colorado, Alliance Capital Management Corporation ("ACMC"), Equitable Real Estate Management, Inc. ("EREIM"), Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC"), Alliance Capital Management L.P. ("Alliance"), ACMC, Inc. ("ACMCI"), Equitable Holding Corporation ("EHC") and Equitable Investment Corporation ("EIC"); the "DLJ Group" shall mean DLJ and its consolidated subsidiaries, considered as a whole; the "Investment Subsidiaries Group" shall mean the Alliance Group, the DLJ Group and EHC and its consolidated subsidiaries, including without limitation EIC and EREIM and its subsidiaries considered as a whole; the "Insurance Group" shall mean Equitable Life and its subsidiaries which are engaged in the insurance business, considered as a whole; the "Alliance Group" shall mean Alliance and its consolidated subsidiaries, ACMC and ACMCI considered as a whole; and "The Equitable" shall mean the Company and its subsidiaries;

        (e) Each of the Company and its Significant Subsidiaries has good and insurable title in fee simple to all property owned by it (other than real property held solely for investment purposes) and good title to all personal property owned by it which in any such case is material to any of the Alliance Group, the DLJ Group, the Investment Subsidiaries Group or the Insurance Group, or to The Equitable considered as a consolidated entity, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not, individually or in the aggregate, have a Material Adverse Effect; and any real property and buildings held under lease by the Company or any Significant Subsidiary are held under valid, subsisting and enforceable leases with such exceptions as do not, individually or in the aggregate, have a Material Adverse Effect;

        (f) Each of the Company and its Significant Subsidiaries has been duly organized and is validly existing as a corporation or partnership in good standing under the laws of its jurisdiction of organization; each of the Company and its Significant Subsidiaries has the power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation or partnership for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a Material Adverse Effect;

        (g) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company, including, without limitation the Series D Preferred Shares, have been duly and validly authorized and issued and are fully paid and non-assessable; the outstanding Common Stock of the Company conforms in all material respects to the description thereof contained or incorporated by reference in the Prospectus; and all of the issued shares of capital stock or partnership interests of each Significant Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable, and except as set forth in the Prospectus, are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

        (h) The Trust Agreement has been duly authorized, executed and delivered by the Company and the Trustee on behalf of the Trust and is a valid and binding agreement of the Company and the Trust, enforceable in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, rehabilitation, fraudulent transfer, reorganization, moratorium and similar laws relating to the creditors of insurance companies or affecting the rights of creditors generally and by general equitable principles; the Committee (as defined in the Trust Agreement) has been duly constituted in accordance with the Trust Agreement and the Committee, the Company and the Trustee have taken all action required to be taken by any of them under the Trust Agreement or applicable law to authorize the sale and delivery of the Offered Shares contemplated by this Agreement and the Terms Agreement ;

        (i) The shares of Common Stock issuable upon conversion of the Series D Preferred Shares have been duly authorized and reserved for issuance upon such conversion and when issued upon conversion in accordance with the terms of the Certificate of Designations for such Series D Preferred Shares (the "Certificate of Designation") will have been validly issued and will be fully paid and non-assessable and the issuance of such shares of Common Stock will not be subject to any presently existing preemptive or other similar rights;

        (j) The Trust has, and at the Time of Delivery (as defined below) will have, valid title to the Series D Preferred Shares and the Offered Shares issuable on conversion thereof to be sold by the Trust at such Time of Delivery and the legal right and power, and all authorization and approval required by law, to enter into this Agreement and the Terms Agreement and to sell, transfer and deliver the Offered Shares to be sold by the Trust at such Time of Delivery;

        (k) Delivery of the Offered Shares by the Trust pursuant to this Agreement and the Terms Agreement will pass valid title to such Offered Shares free and clear of any security interests, claims, liens, equities or other encumbrances;

        (l) This Agreement has been, and upon delivery thereof each Terms Agreement will be, duly authorized, executed and delivered by the Company and the Trust;

        (m) The execution and delivery by the Company and the Trust of, and the performance by the Company and the Trust of their respective obligations under this Agreement and the Terms Agreement, the performance by the Company of its obligations under the Trust Agreement and the Certificate of Designations, the issuance of Common Stock on conversion of the Series D Preferred Shares and the sale of the Offered Shares as set forth herein and in the Terms Agreement, the compliance by the Company with all of the provisions of the Trust Agreement, the Certificate of Designations and this Agreement and the Terms Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, the Trust Agreement or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries or the Trust is a party or by which the Company or any of its subsidiaries or the Trust is bound or to which any of the property or assets of the Company or any of its subsidiaries or the Trust is subject, except for such conflicts, breaches, violations or defaults that would not, individually or in the aggregate, have a Material Adverse Effect, nor will such action result in any violation of (A) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Trust or Company or any of its subsidiaries or any of their properties, except for such violations that would not, individually or in the aggregate, have a Material Adverse Effect, (B) the provisions of the charter or by-laws (or with respect to Alliance, other organizational documents) of the Company or any Significant Subsidiary or (C) any term or provision of Equitable Life's Plan of Reorganization, as adopted November 27, 1991 and as amended by Amendment No. 1 thereto on December 31, 1991 by the Board of Directors of Equitable Life (the "Plan");

        (n) All consents, approvals, authorizations, orders, registrations or qualifications of or with any court or governmental agency or body of the United

   States or any state thereof required for the issuance of Common Stock upon conversion of the Series D Preferred Shares or the sale of the Offered Shares have been obtained and are in full force and effect, except as may be required under state securities or Blue Sky laws or state insurance securities laws in connection with the purchase and distribution of the Offered Shares;

        (o) Each of the Company and the Significant Subsidiaries has all necessary consents, licenses, authorizations, approvals, orders, certificates and permits (collectively, the "Consents") of and from, and has made all filings and declarations (collectively, the "Filings") with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in or contemplated by the Prospectus, except where the failure to obtain any such Consent or to make any such Filing would not, individually or in the aggregate, have a Material Adverse Effect; all such Consents and Filings are in full force and effect and neither the Company nor any Significant Subsidiary has received any notice of any event, inquiry, investigation or proceeding that would reasonably be expected to result in the suspension, revocation or limitation of any such Consent or otherwise impose any limitation on the conduct of the business of the Company or any Significant Subsidiary, except as set forth in the Prospectus and except for any such suspension, revocation or limitation which would not, individually or in the aggregate, have a Material Adverse Effect, and, to the best of the Company's and the Significant Subsidiaries' knowledge, there is no sustainable basis for any such suspension, revocation or limitation;

        (p) Each of Equitable Life and its subsidiaries which are engaged in the insurance business (the "Insurance Subsidiaries") is duly licensed or authorized to conduct such business under the insurance laws of each jurisdiction in which it conducts such business so as to require such licensing or authorization, except where the failure to be so licensed or authorized would not, individually or in the aggregate, have a material adverse effect on the assets, business, financial position, equity, results of operations or prospects of the Insurance Group; all such licenses or authorizations are in full force and effect and neither the Company nor Equitable Life nor any Insurance Subsidiary has received any notice of any event, inquiry, investigation or proceeding that would reasonably be expected to result in the suspension, revocation or limitation of any such licenses or authorizations or otherwise impose any limitation on the conduct of the business of Equitable Life or any Insurance Subsidiary, except any such suspension, revocation or limitation which would not, individually or in the aggregate, have a material adverse effect on the assets, business, financial position, equity, results of operations or prospects of the Insurance Group, and, to the best of the Company's, Equitable Life's and the Insurance Subsidiaries' knowledge, there is no sustainable basis for any such suspension, revocation or limitation; each of the Company, Equitable Life and the Insurance Subsidiaries is in compliance with, and conducts its businesses in conformity with, all applicable insurance laws and regulations, except where the failure to so comply or conform would not have a material adverse effect on the assets, business, financial position, equity, results of operations or prospects of the Insurance Group; and the Company or Equitable Life have disclosed in writing to the Agent all pending significant examinations by, and all significant examinations which have been completed and filed since December 13, 1995 by, any governmental authority having jurisdiction to regulate the insurance operations of Equitable Life or any Insurance Subsidiary;

        (q) None of the Trust, the Company or any Significant Subsidiary (other than certain separate accounts of Equitable Life and EVLICO) is required to be registered as an investment company with the Commission or in any jurisdiction where it conducts business; each of the Company and the Significant Subsidiaries is registered in all capacities with each federal, state, local or other governmental authority and is registered with, a member of, or a participant in, each self-regulatory organization, in each case, as is necessary to conduct its business as described in or contemplated by the Prospectus, except where the failure to be so registered, or to be a member or participant, would not, individually or in the aggregate, have a Material Adverse Effect; all such registrations and memberships are in full force and effect and neither the Company nor any of its Significant Subsidiaries has received any notice of any event, inquiry, investigation or proceeding that would reasonably be expected to result in the suspension, revocation or limitation of any such registrations or memberships, except any such suspension, revocation or limitation which would not, individually or in the aggregate, have a Material Adverse Effect; and, to the best of the Company's and the Significant Subsidiaries' knowledge, there is no sustainable basis for any such suspension, revocation or limitation; each of the Company and the Significant Subsidiaries is in compliance with all applicable laws, rules, regulations, orders, by-laws and similar requirements in connection with such registrations or memberships, as the case may be, except where the failure to so comply would not, individually or in the aggregate, have a Material Adverse Effect;

        (r) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by government authorities or threatened by others;

        (s) Price Waterhouse LLP, who certified the financial statements of the Company incorporated by reference in the Registration Statement and the Prospectus, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

        (t) None of the Company or any Significant Subsidiary has received written notice that it is not in compliance with, and, to the best of the Company's and each Significant Subsidiary's knowledge, each is in compliance with, any applicable foreign, federal, state or local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), and each of the Company and its Significant Subsidiaries has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect; the costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up or closure of properties and any potential liabilities to third parties) associated with compliance with Environmental Laws would not, singly or in the aggregate, have a Material Adverse Effect;

        (u) The financial statements of the Company and its consolidated subsidiaries, together with the related notes, incorporated by reference in the Registration Statement and the Prospectus (or any amendment or supplement thereto), comply in all material respects with the requirements of the Act and the Exchange Act and the rules and regulations of the Commission thereunder and present fairly in all material respects the financial position, the results of operations and the changes in cash flows of such entities in conformity with generally accepted accounting principles at the respective dates or for the respective periods to which they apply; and the financial and statistical information and data included or incorporated by reference in the Registration Statement and the Prospectus are presented fairly in all material respects;

        (v) The Company and its Significant Subsidiaries own, possess, have adequate rights to use or can acquire on reasonable terms, all licenses, logos, copyrights, trademarks, service marks and trade names which are material in the United States to the Alliance Group, the DLJ Group, the Investment Subsidiaries Group or the Insurance Group or to The Equitable considered as a consolidated entity, and neither the Company nor any Significant Subsidiary has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any Material Adverse Effect;

        (w) The pro forma condensed consolidated balance sheet and condensed consolidated statements of earnings and the related notes thereto, if any, included or incorporated by reference in the Registration Statement and the Prospectus have been prepared in all material respects in accordance with the applicable requirements of Rule 11-02 of Regulation S-X promulgated under the Exchange Act, have been compiled on the pro forma basis described therein, and in the opinion of the Company, the assumptions used in the preparation thereof were reasonable at the time made and the adjustments used therein are based upon good faith estimates and assumptions believed by the Company to be reasonable at the time made;

        (x) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes (Chapter 92-128, Laws of Florida);

        (y) The Trust is not subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"); and

        (z) No consents, licenses, authorizations, approvals, orders, certificates or permits of or from any federal, state, local or other governmental authority, self-regulatory organization or court or other tribunal are required with respect to payments to the Company by Equitable Life, DLJ or EREIM in respect of contributions made by the Trust (whether such contributions are made in securities or cash) to any of such subsidiary's compensation or benefit plans, other than those which have been obtained or made.

To the extent the foregoing representations and warranties contained in this
Section 2 relate to the sale of Offered Shares, the Company has assumed, with your approval, that any such sale will not result in a violation of (i) Section 7312(v) of the New York Insurance Law or (ii) any state insurance holding company statute relating to the acquisition of control of the Company or any of its subsidiaries.

        3. (a) On the basis of the representations and warranties, and subject to the terms and conditions herein and in the Soliciting Terms Agreement set forth, the Agent specified therein agrees to act as exclusive sales agent of the Company and the Trust during the term of such Soliciting Terms Agreement and to use its reasonable efforts to solicit and receive offers to purchase the Offered Shares specified in such Soliciting Terms Agreement upon the terms and conditions set forth in the Prospectus as amended or supplemented from time to time.

        The Company reserves the right, in its sole discretion, to instruct the Agent to suspend at any time after the date of a Soliciting Terms Agreement for any period of time or permanently, the solicitation of offers to purchase the Offered Shares referred to in such Soliciting Terms Agreement. As soon as practicable, but in any event not later than one business day in New York City, after receipt of such notice from the Company, the Agent will suspend solicitation of offers to purchase such Offered Shares. If, at any time that the Company has notified the Agent to suspend such solicitations under this Agreement there shall be any sales of Offered Shares by the Trust outstanding and not yet settled, the Company will promptly advise the Agent whether such sales may be settled and whether the Prospectus as then in effect may be delivered in connection with the settlement of such sales. If the Company determines in its sole discretion that such sales may not be settled or that such Prospectus may not be so delivered, the Agent will make reasonable efforts to arrange for the cancellation of such sales, but the Company shall have the sole responsibility for, and shall hold the Agent harmless from, any losses, claims, damages or liabilities (and expenses in connection therewith) that may result from the inability to make settlement of such sales.

        The Trust agrees to pay the Agent a commission, at the time of settlement of any sale of Offered Shares as a result of a solicitation made by the Agent, in an amount per Offered Share to be negotiated and which will be specified in the related Soliciting Terms Agreement but which it is understood will not exceed that which is customary for the types of transactions involved. Discounts, commissions, concessions, the offering price and other terms of offerings or distributions of the types referred to in Section 4 hereof will be agreed upon by the Company and the Agent prior to any such offering or distribution. The Company and the Trust understand and agree that in any sale of Offered Shares where the Agent is also acting as broker for a buyer of Offered Shares, the Agent may also receive a brokerage commission from the buyer in any amount negotiated by the Agent and such buyer and that the Agent may reallow all or any part of its discount, commission or concession to other brokers or dealers.

        (b) Each sale of Offered Shares to the Agent as principal shall be made in accordance with the terms of this Agreement and a Principal Terms Agreement which will provide for the sale of such Offered Shares to, and the purchase thereof by, the Agent. Any such Terms Agreement may also specify certain provisions relating to the reoffering of such Offered Shares by the Agent. The commitment of the Agent to purchase Offered Shares as principal, whether pursuant to any written Terms Agreement or otherwise, shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Principal Terms Agreement shall specify the number of Offered Shares to be purchased by the Agent pursuant thereto, the price to be paid to the Trust for such Offered Shares, any provisions relating to rights of, and default by, underwriters acting together with the Agent in the reoffering of the Offered Shares and the time and date and place of delivery of and payment for such Offered Shares. If agreed to by the Company and the Agent and specified in such Principal Terms

Agreement, the Trust may grant to the Agent and the underwriters specified therein the right to purchase at their election an additional number of Offered Shares solely for the purpose of covering overallotments.

        Each time and date of delivery of and payment for Offered Shares to be purchased by any buyer or by the Agent acting as principal, whether in either case pursuant to a written Terms Agreement or otherwise, is referred to herein as a "Time of Delivery".

        4. The Offered Shares may be offered and sold by any of the following methods:

        (a) The Offered Shares may be offered and sold by the Agent in ordinary brokers' transactions in the auction market on the floor of the New York Stock Exchange, Inc. (the "NYSE"), or any other exchange on which the Common Stock is or may be listed or admitted to trading (the NYSE and such other exchanges being herein sometimes called the "Exchanges"). However, the Agent agrees to notify the Company prior to effecting any offers on the floor of an Exchange not named in the Prospectus.

        (b) The Agent may solicit offers to purchase Offered Shares, and offer Offered Shares for sale, in transactions on the Exchanges in "crosses" of blocks where the Agent acts as broker for the buyers in addition to acting as agent for the Company and the Trust. It is understood that on occasion the Agent may also act as a principal and purchase for its own account a portion of the Offered Shares being sold in the cross of a block. The Agent may also offer and sell Offered Shares (i) in block transactions on the Exchanges in which other broker-dealers are acting as broker for all or some of the buyers of the Offered Shares being sold in such transactions and (ii) in negotiated transactions through the writing of options on shares of Common Stock (whether such options are listed on an option exchange or otherwise). In the discretion of the Agent, the Agent may also sell Offered Sales in block transactions to one or more broker-dealers purchasing such Offered Shares, or a portion of such Offered Shares, as principal for their own account. Any of the transactions contemplated by this Section 4(b) may also be executed in the over-the-counter market, with broker-dealers who are not Exchange members or otherwise, provided that such transactions are in compliance with the rules of such Exchanges.

        (c) With the prior authorization of the Company and any necessary permission from officials of the Exchanges, the Agent may conduct "fixed price offerings" or "at-the-market offerings" off the floor of the Exchanges, in which the Agent has committed to purchase as principal the Offered Shares involved in such offering and dealers selected by the Agent participate in the resale of such Offered Shares. With the prior authorization of the Company and any necessary permission from officials of the Exchanges, the Agent may also conduct "special offerings" or "exchange distributions" of Offered Shares on the Exchanges in compliance with the rules of such Exchanges.

        (d) A distribution made through one or more underwriters on a firm commitment or best efforts basis.

        (e) The Company and the Trust understand that offers and sales of Offered Shares may be made at a fixed price or prices, which may be changed, at market prices prevailing at the time of sale, at prices related to prevailing market prices or at prices negotiated by the Agent; provided, however, that the price per share to be paid to the Trust for such Offered Shares shall not be less than an amount (determined pursuant to a formula or otherwise) authorized by the Company from time to time and conveyed to the Agent in writing.

        (f) The Company and the Trust agree that, concurrently with the offer and sale of Offered Shares on behalf of the Trust as contemplated by this Agreement, the Agent (i) may act as broker for the sale of shares of Common Stock by customers other than the Company and the Trust and, to the extent permitted by the rules and regulations of the Commission under the Exchange Act, may solicit the sale of shares of Common Stock through the Agent as broker for the seller, solicit the sale of shares of Common Stock to the Agent as principal and solicit offers to buy shares of Common Stock and (ii) may offer and sell as principal for its own account Offered Shares which the Agent has purchased from the Trust as contemplated by Section 4(b) above or shares of Common Stock which the Agent has otherwise acquired in transactions permitted by this Agreement.

        5. Except as may otherwise be agreed, delivery of Offered Shares sold in transactions of the types referred to in Section 3(b) hereof shall be made to the Agent by electronic or other means as may be specified by such Agent for the account of the Agent through the facilities of The Depositary Trust Company not later than 10:00 a.m. New York City time, on that date which is the third business day (or if permitted by the rules and regulation of the Commission, the fourth business day) after the "trade date" for the sale of such Offered Shares, against delivery for the account of the Trust c/o The Chase Manhattan Bank, N.A., 1211 Avenue of the Americas, New York, New York 10036, Account No. _________, Attention: __________, or such other address and account number as the Trustee shall have notified the Company and the Agent in writing, in immediately available funds of the net amount due to the Trust for such Offered Shares; provided, however, that the Company, the Trustee on behalf of the Trust and the Agent may agree upon physical delivery of certificates for the Offered Shares at the offices of the Agent specified in the Terms Agreement against payment therefor in immediately available funds in particular transactions or upon settlement at such other time and place or in such other manner as they may determine. Delivery of, and payment for, Offered Shares sold as contemplated by Section 3(a) hereof shall be made in accordance with the agreement of the Company, the Trustee on behalf of the Trust and the Agent relating to such sales.

        6. The documents required to be delivered pursuant to Section 9 hereof pursuant to any Terms Agreement shall be delivered to the Agent at the offices of Debevoise & Plimpton, 875 Third Avenue, New York, New York 10022, at 10:00 a.m., New York City time, on the date of any such Soliciting Terms Agreement or (except as otherwise required pursuant to Section 9(e) hereof) at the Time of Delivery with respect to any such Principal Terms Agreement, or such other date and time as may be mutually agreed by the Agent and the Company (such time and date being referred to herein as the "Delivery Date").

        7. The Company and, in the case of Sections 7(e), (h), (i) and (j) hereof, the Trust agree with the Agent:

        (a) To make no amendment or supplement to the Registration Statement or Prospectus as then amended or supplemented (i) during the term of a Soliciting Terms Agreement which shall be reasonably disapproved by the Agent promptly after reasonable notice thereof or (ii) after the date of the Principal Terms Agreement or other agreement by the Agent to purchase Offered Shares as principal and prior to the related Time of Delivery which shall be reasonably disapproved by the Agent party to such Terms Agreement or so purchasing as principal promptly after reasonable notice thereof; to prepare, with respect to any Offered Shares to be sold through or to such Agent, if required by law, a Pricing Supplement with respect to such Offered Shares in a form reasonably approved by such Agent and to file such Pricing Supplement pursuant to Rule 424(b)(3) under the Act not later than the close of business of the Commission on the fifth business day (or such earlier time as may be required by the Act and the rules and regulations of the Commission thereunder) after the date on which such Pricing Supplement is first used; to make no amendment or supplement to the Registration Statement or the Prospectus during the term of any Terms Agreement at any time prior to having afforded such Agent a reasonable opportunity to review and comment thereon; to file in a timely manner all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Offered Shares, and during such same period to advise such Agent, promptly after the Company receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus (other than any Pricing Supplement that relates to Offered Shares not purchased by or through such Agent) has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Offered Shares, of the suspension of the qualification of Offered Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Offered Shares or suspending any such qualification, to use promptly its best efforts to obtain the withdrawal of such order;

        (b) Promptly to take such action as the Agent may reasonably request to qualify the Offered Shares for offering and sale under the securities laws of such United States jurisdictions as the Agent may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Offered Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

        (c) To furnish such Agent with copies of the Registration Statement and each amendment thereto, with copies of the Prospectus as amended or supplemented, other then any Pricing Supplement that relates to Offered Shares not purchased by or through such Agent, in the form in which it is filed with the Commission pursuant to Rule 424 under the Act, and with copies of the documents incorporated by reference therein, all in such quantities and by such times as the Agent may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Offered Shares (including Offered Shares purchased from the Trust by such Agent as principal) and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify such Agent and to so advise such Agent promptly by telephone (with confirmation in writing) (and if so notified, the Agent shall cease any solicitation as soon as practicable, but in no event later than one business day later) and if the Company shall decide to amend or supplement the Registration Statement or the Prospectus, to prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or the Prospectus as then amended or supplemented that will correct such statement or omission or effect such compliance, provided that if the
                                                         --------
   Agent is required to
   deliver the Prospectus in connection with sales of Offered Shares any time more than 9 months after the date of the Terms Agreement relating to such Offered Shares, the cost of such preparation and filing of such amended or supplemented Prospectus shall be borne by the Agent of such Offered Shares and, provided, further, should the event requiring an amendment or supplement
        --------  -------
   to the Registration Statement or Prospectus relate solely to the Agent, the Agent shall assume the cost of such preparation and filing;

        (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

        (e) Except as may be set forth in a Terms Agreement, that, from the date of any Terms Agreement with such Agent and continuing to and including the later of (i) the termination of trading restrictions, if any, for the Offered Shares purchased thereunder, as notified to the Company and the Trustee on behalf of the Trust by the Agent and (ii) the last Time of Delivery for such Offered Shares, not to offer, sell, contract to sell or otherwise dispose of any Common Stock of the Company or any securities that are convertible into or exchangeable or exercisable for, or that represent the right to receive, Common Stock of the Company (other than pursuant to director, employee or agent stock option or purchase plans, or dividend reinvestment or direct purchase plans sponsored by the Company, existing on, or upon the conversion of convertible or exchangeable securities outstanding as of, the date of the Terms Agreement for such Offered Shares), without the prior written consent of such Agent;

        (f) That each acceptance by the Trustee on behalf of the Trust of an offer to purchase Offered Shares (including any purchase by such Agent as principal not pursuant to a written Principal Terms Agreement or agreement to act as agent not pursuant to a written Soliciting Terms Agreement), and each execution and delivery by the Company and the Trustee on behalf of the Trust of a written Terms Agreement with such Agent, shall be deemed to be an affirmation to such Agent that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance or agreement or as of the date of such written Terms Agreement, as the case may be, as though made at and as of such date, and an undertaking that such representations and warranties will be true and correct as of the settlement date for the Offered Shares relating to such acceptance or as of the Time of Delivery relating to such sale, as the case may be, as though made at and as of such date (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as then amended and supplemented relating to such Offered Shares);

        (g) That at the time the Company, the Trustee on behalf of the Trust and such Agent enter into a Soliciting Terms Agreement and such Soliciting Terms Agreement specifies the delivery of, and at the time the Trust sells Offered Shares to such Agent as principal pursuant to a Principal Terms Agreement and such Principal Terms Agreement specifies the delivery of, an opinion or opinions by Davis Polk & Wardwell, counsel to the Agent, as a condition to the Agent's obligations under such Soliciting Terms Agreement or the purchase of Offered Shares pursuant to such Principal Terms Agreement, as the case may be, the Company shall furnish to such counsel such papers and information and make available such appropriate officers of the Company as they may reasonably request to enable them to furnish to such Agent the opinion or opinions referred to in Section 9(b) hereof;

        (h) To offer to any person who has agreed to purchase Offered Shares from the Trust as the result of an offer to purchase solicited by such Agent the right to refuse to purchase and pay for such Offered Shares if, on the related settlement date, any condition set forth in Section 9(a), 9(i) (excluding for purposes of this paragraph (h), the reference to any other "nationally recognized statistical rating organization" in said Section 9(i) or clauses (i)), (ii) and (iii) of 9(j) hereof shall not have been satisfied;

        (i) That prior to the sale of Offered Shares, the Company and the Trust will have received all consents, approvals, authorizations, orders, registrations and qualifications of or with any court or any federal or state regulatory authority or other governmental agency or body having jurisdiction over the Trust or Company or any of its properties which are legally required for the issuance by the Company of such Offered Shares upon conversion of the Series D Preferred Shares or for the sale by the Trust of such Offered Shares, except for consents, approvals, authorizations, registrations or qualifications which may be required under state securities or Blue Sky laws as to which no covenant is made except as provided in Section 7(b) hereof; and

        (j) On or prior to each Time of Delivery, the Company and the Trustee on behalf of the Trust will take, or cause to be taken, such action as may be necessary to cause a sufficient number of shares of Common Stock to be issued upon conversion of the Series D Preferred Shares to effect delivery of Offered Shares at such Time of Delivery.


        8. The Company covenants and agrees with the Agent that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Offered Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, the Prospectus, any preliminary pricing supplement and any Pricing Supplement and amendments and supplements thereto and the mailing and delivering of copies thereof to such Agent; (ii) the cost of printing or producing this Agreement, any Terms Agreement, any Blue Sky Memoranda, and any other documents in connection with the offering, purchase, sale and delivery of the Offered Shares; (iii) all expenses in connection with the qualification of the Offered Shares for offering and sale under state securities laws and state insurance securities laws as provided in Section 7(b) hereof, including the fees and disbursements of Davis Polk & Wardwell in connection with such qualification and in connection with the Blue Sky Memoranda; (iv) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Offered Shares and any listing fees of the NYSE; (v) the cost of preparing the Offered Shares; (vi) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the transactions contemplated by this Agreement; (vii) the fees and expenses of any transfer or paying agent or registrar of the Company in connection with the Offered Shares (including the fees and expenses of counsel for such transfer or paying agent or registrar); (viii) any advertising expenses connected with the solicitation of offers to purchase and the sale of Offered Shares so long as such advertising expenses have been approved by the Company; and (ix) all other costs and expenses incident to the performance of its and the Trust's obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 10 and 13 hereof, any Agent will pay all of its own costs and expenses, including the fees of its counsel, transfer taxes on resale of any of the Offered Shares by it, and any advertising expenses connected with any offers it may make which are not so approved by the Company.

        9. The obligation of any Agent, as sales agent of the Trust and Company, at any time ("Solicitation Time") to solicit offers to purchase the Offered Shares and the obligation of any Agent to purchase Offered Shares as principal, in each case pursuant to any Terms Agreement or otherwise, shall in each case be subject, in the discretion of the Agent, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Terms Agreement with such Agent are true and correct at and as of the Time of Delivery, any applicable date referred to in
Section 7(f) hereof and at and as of such Solicitation Time, the condition that the Company and the Trust shall have performed all of their respective obligations hereunder theretofore to be performed, and to the following additional conditions:

        (a) The Prospectus as amended or supplemented (including any Pricing Supplement) in relation to the applicable Offered Shares shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 7(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Agent's reasonable satisfaction.

        (b) If required pursuant to the terms of the Terms Agreement with the Agent, Davis Polk & Wardwell, counsel for the Agent, shall have furnished to the Agent such opinion or opinions, dated the date of a Soliciting Terms Agreement or the Time of Delivery with respect to any Principal Terms Agreement, with respect to this Agreement and the Terms Agreement, the Offered Shares, the Registration Statement and the Prospectus, and such other related matters as the Agent may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

        (c) If required pursuant to the terms of the Terms Agreement with the Agent, Debevoise & Plimpton, counsel for the Company, shall have furnished to the Agent their written opinion, dated the date of a Soliciting Terms Agreement or the Time of Delivery with respect to any Principal Terms Agreement, in form and substance satisfactory to the Agent, to the effect that:

             (i) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and Equitable Life is duly incorporated and is validly existing as a stock life insurance company in good standing under the laws of the State of New York;

             (ii) Each of the Company and Equitable Life had full corporate power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

             (iii) The Company has an authorized capitalization as set forth in the Prospectus as amended or supplemented and all of the issued shares of capital stock of the Company, including the Series D Preferred Shares, have been duly and validly authorized and issued and are fully paid and non-assessable;

             (iv) This Agreement and the Terms Agreement with such Agent have been duly authorized, executed and delivered by the Company;

             (v) The Trust Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, rehabilitation, fraudulent transfer, reorganization, moratorium and similar laws relating to the creditors of insurance companies or affecting the rights of creditors generally and by general equitable principles;

             (vi) The shares of Common Stock issuable upon conversion of the Series D Preferred Shares have been duly authorized and reserved for issuance upon such conversion and when issued upon conversion in accordance with the terms of the Certificate of Designations will have been validly issued and will be fully paid and non-assessable and the issuance of such shares of Common Stock will not be subject to any presently existing preemptive or other similar rights;

             (vii) The Common Stock conforms in all material respects as to legal matters to the description thereof contained in the Prospectus as amended or supplemented;

             (viii) The execution and delivery by the Company and the Trust of, and the performance by the Company and the Trust of their respective obligations under, this Agreement and the Terms Agreement, the performance by the Company of its obligations under the Trust Agreement and the Certificate of Designations, the issuance of Common Stock upon conversion of the Series D Preferred Shares and the sale of the Offered Shares by the Trust as set forth herein and in the Terms Agreement, the compliance by the Company with all of the provisions of the Trust Agreement, the Certificate of Designations, this Agreement and such Terms Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, the Plan;

             (ix) All consents, approvals, authorizations, orders, registrations or qualifications of or with any governmental agency or body of the United States or the State of Delaware (insofar as the General Corporation Law of such State is concerned) and New York required by the Company for the issuance of Common Stock upon conversion of the Series D Preferred Shares or the sale of the Offered Shares have been obtained and are in full force and effect, except that such counsel need express no opinion as to state securities or Blue Sky laws or state insurance securities laws in connection with the purchase and distribution of Offered Shares;

             (x) The Trust is a separate and independent legal entity distinct and apart from the Company and the assets held by the Trust pursuant to the Trust Agreement, including the Series D Preferred Shares, will constitute property of the Trust and not the Company;

             (xi) No consents, licenses, authorizations, approvals, orders, certificates or permits are required under ERISA or the New York Insurance Law or, in each case, the rules and regulations thereunder with respect to payments to the Company by Equitable Life, DLJ or EREIM in respect of contributions made by the Trust (whether such contributions are made in securities or cash) to any of such subsidiary's compensation or benefit plans, other than those which have been obtained or made;

             (xii) The statements, if any, in the Prospectus as amended or supplemented under the captions "Description of Capital Stock", "Restrictions on Acquisitions of Securities of the Company" and "Plan of Distribution", and any other captions specified in the Schedule to the Terms Agreement, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly summarize in all material respects the matters referred to therein with respect to such legal matters, documents or proceedings;

             (xiii) The Registration Statement has become effective under the Act, and to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose has been initiated or threatened by the Commission; and the Prospectus as amended or supplemented was filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act; and

             (xiv) The Registration Statement and the Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Company prior to the date of such opinion (other than the financial statements, schedules and notes thereto and other financial and statistical information contained or incorporated by reference therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder.

        In rendering such opinion, Debevoise & Plimpton may state that they express no opinion as to the laws of any jurisdiction other than the Federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware. Debevoise & Plimpton may also assume, to the extent their opinion relates to the sale of Offered Shares that any such sale will not result in a violation of (i) Section 7312(v) of the New York Insurance Law or (ii) any state insurance holding company statute relating to the acquisition of control of the Company or any of its subsidiaries.

        Debevoise & Plimpton shall also have stated that, while they have not themselves checked the accuracy and completeness of, or otherwise verified, and are not passing upon and assume no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement and the Prospectus as amended or supplemented, except to the limited extent stated in paragraphs (ix) and (xiv) above, in the course of their review and discussion of the contents of the Registration Statement and the Prospectus as amended or supplemented, with certain officers and employees of the Company and Equitable Life and the Company's independent accountants, but without independent check or verification, no facts have come to their attention which cause them to believe that the Registration Statement (including the prospectus contained therein) or any further amendment or supplement thereto made by the Company prior to the date of such opinion, at the time it became effective (other than the financial statements, schedules and notes thereto and other financial and statistical information contained or incorporated by reference therein, as to which such counsel need express no belief) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, or that the Prospectus as amended or supplemented or any further amendments or supplements thereto made by the Company prior to the date of such opinion (other than the financial statements, schedules and notes thereto and other financial and statistical information contained or incorporated by reference therein, as to which such counsel need express no belief) contained as of its date or contains as of the date of such opinion any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statement therein, in light of the circumstances under which they were made, not misleading.

        Notwithstanding the foregoing, in lieu of any opinion required by this
Section 9(c), Debevoise & Plimpton may furnish or cause to be furnished to such Agent a reliance letter to the effect that such Agent may rely on the opinion of such counsel set forth in this Section 9(c) which was last furnished to such Agent to the same extent as though it were dated the date of such letter (except that the statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date).

        (d) If required pursuant to the terms of the Terms Agreement with the Agent, Debevoise & Plimpton shall have also furnished to the Agent such written opinions, dated the date of a Soliciting Terms Agreement or the Time of Delivery with respect to a Principal Terms Agreement, in form and substance satisfactory to the Agent, with respect to ERISA matters related to the Trust as the Agent may reasonably request, or in lieu of any such opinions, a reliance letter to the effect that such Agent may rely on the opinions of such counsel which were last furnished to such Agent pursuant to this

Section 9(d) to the same extent as though such opinions were dated the date of such letter.

        (e) If required pursuant to the terms of the Terms Agreement with the Agent, Robert E. Garber, Executive Vice President and General Counsel of the Company, or other counsel satisfactory to the Agent, shall have furnished to the Agent his written opinion, dated the date of a Soliciting Terms Agreement or the Time of Delivery with respect to a Principal Terms Agreement, in form and substance satisfactory to the Agent, to the effect that:

        (i) Each of the Significant Subsidiaries other than Equitable Life and Alliance is a corporation duly incorporated, Alliance is a limited partnership duly authorized and each of the Significant Subsidiaries other than Equitable Life is validly existing and in good standing under the laws of its jurisdiction of organization;

        (ii) Each Significant Subsidiary other than Equitable Life has the full corporate or partnership power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented; and each of the Company and the Significant Subsidiaries is duly qualified as a foreign corporation or partnership to transact business and is in good standing under the laws of each jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a material adverse effect on the assets, business, financial position, equity or results of operations of The Equitable considered as a consolidated entity (a "Material Adverse Effect on The Equitable");

        (iii) Each of the Company and the Significant Subsidiaries has all necessary Consents of and from, and has made all Filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations (as defined in the Exchange Act) to own, lease, license and use its properties and assets and to conduct its business in the manner described in or contemplated by the Prospectus as amended or supplemented, except where the failure to obtain any such Consent or to make any such Filing would not, individually or in the aggregate, have a Material Adverse Effect on The Equitable; all such Consents and Filings are in full force and effect and, to the best of such counsel's knowledge, neither the Company nor any Significant Subsidiary has received any notice of any event, inquiry, investigation or proceeding that would reasonably be expected to result in the suspension, revocation or limitation of any such Consent or otherwise impose any limitation on the conduct of the business of the Company or any Significant Subsidiary, except for any such suspension, revocation or limitation which would not, individually or in the aggregate, have a Material Adverse Effect on The Equitable;

        (iv) Each of Equitable Life and the Insurance Subsidiaries is duly licensed or authorized to conduct its insurance business under the insurance laws of each jurisdiction in which it conducts such business so as to require such licensing or authorization, except where the failure to be so licensed or authorized would not, individually or in the aggregate, have a Material Adverse Effect on The Equitable; all such licenses or authorizations are in full force and effect and, to the best of such counsel's knowledge, neither the Company nor Equitable Life nor any Insurance Subsidiary has received any notice of any event, inquiry, investigation or proceeding that would reasonably be expected to result in the suspension, revocation or limitation of any such licenses or authorizations or otherwise impose any limitation on the conduct of the business of Equitable Life or any Insurance Subsidiary, except any such suspension, revocation or limitation which would not, individually or in the aggregate, have a Material Adverse Effect on The Equitable;

        (v) Neither the Company nor any Significant Subsidiary (other than certain separate accounts of Equitable Life and EVLICO) is required to be registered as an investment company with the Commission or in any United States jurisdiction where it conducts business; each of the Company and the Significant Subsidiaries is registered in all capacities with each federal, state, local or other governmental authority and is registered with, a member of, or a participant in, each self-regulatory organization, in each case, as is necessary to conduct its business as described in or contemplated by the Prospectus as amended or supplemented, except where the failure to be so registered, or to be a member or participant, would not, individually or in the aggregate, have a Material Adverse Effect on The Equitable; all such registrations and memberships are in full force and effect and, to the best of such counsel's knowledge, neither the Company nor any of its Significant Subsidiaries has received any notice of any event, inquiry, investigation or proceeding that would reasonably be expected to result in the suspension, revocation or limitation of any such registrations or memberships, except any such suspension, revocation or limitation which would not, individually or in the aggregate, have a Material Adverse Effect on The Equitable;

        (vi) All of the issued shares of capital stock of the Company, including the Series D Preferred Shares have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock or partnership interests of each Significant Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable, and except as set forth in the Prospectus as amended or supplemented, are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

        (vii) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Terms Agreement, the Trust Agreement and the Certificate of Designations, the issuance of Common Stock upon conversion of the Series D Preferred Shares and the sale and delivery of Offered Shares as set forth herein and in the Terms Agreement, the compliance by the Company with all of the provisions of the Trust Agreement, the Certificate of Designations, this Agreement and such Terms Agreement and the consummation of the transactions herein and therein contemplated will not, to the best of such counsels' knowledge, conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, the Trust Agreement or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any Significant Subsidiary is a party or by which the Company or any Significant Subsidiary is bound or to which any of the property or assets of the Company or any Significant Subsidiary is subject, except for such conflicts, breaches, violations or defaults that would not, individually or in the aggregate, have a Material Adverse Effect on The Equitable, nor will such action result in any violation of (A) to the best of such counsel's knowledge, any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any Significant Subsidiary or any of their properties, except for such violations that would not, individually or in the aggregate, have a Material Adverse Effect on The Equitable, (B) the provisions of the charter or by-laws (or with respect to Alliance, other organizational documents) of the Company or any Significant Subsidiary or (C) any term or provision of the Plan;

        (viii) All consents, approvals, authorizations, orders, registrations or qualifications of or with any court or governmental agency or body of the United States or any state thereof required by the Company for the issuance of Common Stock upon conversion of the Series D Preferred Shares or the sale of the Offered Shares have been obtained and are in full force and effect, except that such counsel need express no opinion as to state securities or Blue Sky laws or state insurance securities laws in connection with the purchase and distribution of the Offered Shares;

        (ix) To the best of such counsel's knowledge and other than as set forth or contemplated in the Prospectus as amended or supplemented, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on The Equitable, and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by government authorities or threatened by others;

        (x) Such counsel does not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required;

        (xi) The documents incorporated by reference in the Prospectus (other than the financial statements, schedules and notes thereto and other financial and statistical information contained therein as to which such counsel need express no opinion) when they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder; and

        (xii) No consents, licenses, authorizations, approvals, orders, certificates or permits of or from any federal, state, local or other governmental authority, self-regulatory organization or court or other tribunal are required with respect to payments to the Company by Equitable Life, DLJ or EREIM in respect of contributions made by the Trust (whether such contributions are made in securities or cash) to any of such subsidiary's compensation or benefit plans, other than those which have been obtained or made, except that such counsel need express no opinion as to any such consents, licenses, authorizations, approvals, orders, certificates or permits which may be required under ERISA and the rules and regulations thereunder.

        In rendering such opinion, such counsel may indicate that he is a member of the bar of the State of New York. Insofar as the foregoing opinion relates to the DLJ Group or any member of the DLJ Group or to the Alliance Group or any member of the Alliance Group or to EREIM , such counsel may rely on the opinion or opinions of the General Counsel of DLJ, Alliance or EREIM (or other counsel satisfactory to the Agent), provided that a copy of each such opinion is delivered to the Agent and is in form and substance satisfactory to the Agent. In addition, such counsel may rely on the opinions of local counsel provided that a copy of each such opinion is delivered to the Agent and is in form and substance satisfactory to the Agent or, to the extent such counsel deems appropriate, on the members of the Company's or Equitable Life's Law Department under his supervision who have familiarity with the laws of any applicable jurisdiction. In rendering such opinion, Robert E. Garber (or such other counsel) may also assume, to the extent his opinion relates to the sale of Offered Shares, that any such sale will not result in a violation of (i) Section 7312(v) of the New York Insurance Law or (ii) any state insurance holding company statute relating to the acquisition of control of the Company or any of its subsidiaries.

        Robert E. Garber (or such other counsel) shall also have stated that, while neither he nor any member of Equitable Life's law department under his supervision have checked the accuracy and completeness of, or otherwise verified, and are not passing upon and assume no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement and the Prospectus as amended or supplemented, in the course of such members of Equitable Life's law department's review and discussion of the contents of the Registration Statement and the Prospectus as amended or supplemented with certain officers and employees of the Company and Equitable Life and the Company's independent accountants, but without his or their independent check or verification, no facts have come to his attention which cause him to believe that (i) the documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements, schedules and notes thereto and other financial and statistical information contained or incorporated by reference therein, as to which such counsel need express no belief), when such documents became effective or were filed with the Commission, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, not misleading; or (ii) the Registration Statement (including the prospectus contained therein) or any further amendment or supplement thereto made by the Company prior to the date of such opinion, at the time it became effective (other than the financial statements, schedules and notes thereto and other financial and statistical information contained or incorporated by reference therein, as to which such counsel need express no belief) contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, or that the Prospectus as amended or supplemented or any further amendments or supplements thereto made by the Company prior to the date of such opinion (other than the financial statements, schedules and notes thereto and other financial and statistical information contained or incorporated by reference therein, as to which such counsel need express no belief) contained as of its date or contains as of the date of such opinion any untrue statement of material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

        Notwithstanding the foregoing, in lieu of any opinion required by this
Section 9(e), Robert E. Garber (or such other counsel) may furnish or cause to be furnished to such Agent a reliance letter to the effect that such Agent may rely on the opinion of such counsel set forth in this Section 9(e) which was last furnished to such Agent to the same extent as though it were dated the date of such letter (except that the statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date).

   (f) If required pursuant to the terms of the Terms Agreement with the Agent, Winthrop, Stimson, Putnam & Roberts, counsel for the Trustee, or other counsel for the Trustee satisfactory to such Agent, shall have furnished to the Agent their written opinion, dated the date of a Soliciting Terms Agreement or the Time of Delivery with respect to any Principal Terms Agreement in form and substance satisfactory to the Agent, to the effect that:

        (i) This Agreement and the Terms Agreement with such Agent have been duly authorized, executed and delivered by the Trust;

        (ii) The Trust Agreement has been duly authorized, executed and delivered by the Trustee and is a valid and binding agreement of the Trustee, enforceable in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, rehabilitation, fraudulent transfer, reorganization, moratorium and similar laws relating tot he creditors of issuance companies or affecting the rights of creditors generally and by general equitable principles;

        (iii) The Trust has [ for Soliciting Terms Agreement only:, and at the Time of Delivery will have,] the legal right and power, and all authorization and approval required by law, to enter into this Agreement and the Terms Agreement, and to sell, transfer and deliver the Offered Shares to be sold by the Trust at such Time of Delivery;

        (iv) The [for Soliciting Terms Agreement only: purchaser[s] of the Offered Shares solicited by the Agent] [for Principal Terms Agreement only:
   Agent] (assuming that [it/they] [is/are] [a] bona fide purchaser[s] within the meaning of the Uniform Commercial Code) will acquire good and marketable title to the Offered Shares, free and clear of all adverse claims, liens, encumbrances, security interests, restrictions on transfer or other defects in title (other than any claim on or to the Offered Shares that may attach to the Offered Shares at the Time of Delivery as a result of any contract, agreement, note, bond, judgment or other restriction, instrument or obligation to which [for Soliciting Terms Agreement only: such purchaser[s]] [for Principal Terms Agreement only: the Agent] may be a party or by which [it/any of them] or any of [its/their] properties or assets may be bound;

        (v) All consents, approvals, authorizations, orders, registrations or qualifications of or with any court or governmental agency or body of the United States or any state thereof required by the Trust for the sale of the Offered Shares by the Trust have been obtained and are in full force and effect, except that such counsel need express no opinion as to state securities or Blue Sky laws or state insurance securities laws in connection with the purchase and distribution of Offered Shares;

        (vi) The Trust is not required to be registered as an investment company with the Commission or in any United States jurisdiction where it conducts business; and

        (vii) The execution and delivery by the Trustee on behalf of the Trust of, and the performance by the Trustee on behalf of the Trust of its obligations under, this Agreement, the Terms Agreement and the Trust Agreement, the sale of the Offered Shares by the Trust as set forth herein and in the Terms Agreement, the compliance by the Trustee on behalf of the Trust with all of the provisions of this Agreement, the Terms Agreement and the Trust Agreement and the consummation of the transactions herein and therein contemplated will not, to be the best of such counsels' knowledge, conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, the Trust Agreement or any agreement or instrument listed on a schedule attached to such opinion of counsel (it being understood that the form and content of such schedule shall be satisfactory to counsel to the Agent) to which the Trust is a party or by which the Trust is bound or to which any of the property or assets of the Trust is subject, nor will such action result in any violation of to the best of such counsel's knowledge, any statue or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Trust or any of its assets, except for such violations that would not, individually or in the aggregate, have a material adverse effect on the Trust.

Such counsel's opinion may state that such opinion is limited to the laws of the State of New York and the United States. In rendering such opinion, such counsel may rely as to factual matters upon certificates or written statements from appropriate representatives of the Trustee, the Company, the Agent or any purchaser of Offered Shares or upon certificates of public officials.

   (g) If required pursuant to the terms of the Terms Agreement with the Agent, on the date of the Terms Agreement at a time prior to the execution of the Terms Agreement and at the Time of Delivery with respect to a Principal Terms Agreement, the independent accountants of the Company who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Agent a letter or letters, dated the respective date of delivery thereof, in form and substance satisfactory to the Agent, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and the financial and statistical information included and incorporated by reference in the Prospectus, provided that any such letter shall use a "cut-off date" not more
            --------
than three business days prior to the date of such letter.

   (h) (i) Neither the Company nor any of its Significant Subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended prior to the date of the Terms Agreement, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended prior to the date of the Terms Agreement, and (ii) since the date of the latest financial statements included or incorporated by reference in the Prospectus as amended prior to the date of the Terms Agreement, there shall not have been any increase in the consolidated long-term debt of The Equitable (other than long-term debt related to consolidated real estate joint ventures which is non-recourse to the Company and any of its Insurance Subsidiaries and other than Other Permitted
Debt), or any change, or any development involving a prospective change, in or affecting (a) the assets, general affairs, management, financial position, equity or prospects of either the Alliance Group or the DLJ Group, (b) the assets, general affairs, management, financial position, equity, results of operations or prospects of either the Investment Subsidiaries Group or the Insurance Group or of The Equitable considered as a consolidated entity or (c) the statutory capital or surplus of Equitable Life or EVLICO, in each case otherwise than as set forth or contemplated in the Prospectus as amended prior to the date of the Soliciting Agreement or Terms Agreement, as applicable, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Agent, so material and adverse as to make it impracticable or inadvisable to proceed with the solicitation by the Agent of offers to purchase Offered Shares from the Trust or the purchase by the Agent as principal of Offered Shares from the Trust, as the case may be, on the terms and in the manner contemplated in the Prospectus as amended or supplemented.

   (i) On or after the date of the Terms Agreement, (i) no downgrading shall have occurred in any rating of Equitable Life or EVLICO or the rating accorded any debt securities or preferred stock of the Company, Equitable Life or any of its subsidiaries by A.M. Best & Co., Duff & Phelps Inc., Standard & Poor's Corporation, Moody's Investors Service, Inc. or any other "nationally recognized statistical rating organization", and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, any such rating.

   (j) On or after the date of the Terms Agreement, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, the American Stock Exchange, the London Stock Exchange, the Tokyo Stock Exchange or the National Association of Securities Dealers, Inc.; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iv) in the judgment of the Agent makes it impracticable or inadvisable to proceed with the solicitation by the Agent of offers to purchase Offered Shares from the Trust or the purchase by the Agent as principal of Offered Shares from the Trust, as the case may be, on the terms and in the manner contemplated in the Prospectus as amended or supplemented; (v) the occurrence of any material adverse change in the existing financial, political or economic conditions in the United States or elsewhere which in the judgment of the Agent would materially and adversely affect the financial markets or the market for the Common Stock; or (vi) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority or any proposal to enact, publish, decree or otherwise promulgate any such statute, regulation, rule or order, if the effect of any such event specified in this clause (vi) on the business, operations or prospects of the Company, Equitable Life or any Significant Subsidiary is in the judgment of the Agent material and adverse so as to make it impracticable to proceed with the solicitation by the Agent of offers to purchase Offered Shares from the Trust or the purchase by the Agent as principal of Offered Shares from the Trust, as the case may be, on the terms and in the manner contemplated in the Prospectus as amended or supplemented.

   (k) If required pursuant to the terms of the Terms Agreement with the Agent, the Company shall have furnished or caused to be furnished to the Agent a certificate or certificates, dated the date of a Soliciting Terms Agreement or the Time of Delivery with respect to a Principal Terms Agreement, of officers of the Company satisfactory to the Agent as to the accuracy of the representations and warranties of the Company herein at and as of the date of such certificate or certificates, as to the performance by the Company and the Trust of all of their respective obligations hereunder and under such Terms Agreement, to be performed at or prior to the date of such certificate or certificates, as to the matters set forth in subsections (a), (h) and, in the case of a Principal Terms Agreement, (i) of this Section 9 and as to such other matters as the Agent may reasonably request, provided that in lieu of such certificate the Company may
                    --------
furnish or cause to be furnished to such Agent a certificate of such officers of the Company to the effect that the statements contained in the last certificate furnished to such Agent pursuant to this Section 9(k) are true and correct at such date as though made at and as of such date (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented to such date).

   (l) If required pursuant to the terms of the Terms Agreement with the Agent, the Trustee shall have furnished to the Agent a certificate, dated the date of any Soliciting Terms Agreement or Time of Delivery with respect to any Principal Terms Agreement, substantially the form attached hereto as Annex II.

        10. (a) The Company will indemnify and hold harmless the Agent against any losses, claims, damages or liabilities, joint or several, to which such Agent may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary pricing supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Offered Shares, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Agent for any legal or other expenses reasonably incurred by such Agent in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary pricing supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Offered Shares, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Agent expressly for use in the Prospectus as amended or supplemented.

        (b) The Agent will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary pricing supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Offered Shares, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary pricing supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Offered Shares, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Agent expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

        (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

        (d) If the indemnification provided for in this Section 10 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Agent on the other from the offering of the Offered Shares to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of the Offered Shares (before deducting expenses) received by the Company bear to the total commissions or discounts received by the Agent in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Agent on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Agent agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), Agent shall not be required to contribute any amount in excess of the amount by which the total offering price at which the Offered Shares purchased by or through it were sold exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

        (e) The obligations of the Company under this Section 10 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Agent within the meaning of the Act; and the obligations of the Agent under this Section 10 shall be in addition to any liability which the Agent may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

        11. The Agent, in soliciting offers to purchase Offered Shares from the Trust and in performing the other obligations of the Agent hereunder (other than in respect of any purchase of Offered Shares by the Agent as principal, pursuant to a Terms Agreement or otherwise), is acting solely as agent for the Company and the Trust and not as principal. The Agent will make reasonable efforts to assist the Company and the Trust in obtaining performance by each purchaser whose offer to purchase Offered Shares from the Trust was solicited by the Agent and has been accepted by the Trust, but the Agent shall not have any liability to the Company or the Trust in the event such purchase is not consummated for any reason. If the Company or the Trust shall default on its obligations hereunder or the Trust shall default on its obligation to deliver Offered Shares to a purchaser whose offer it has accepted, the Company shall (i) hold the Agent harmless against any loss, claim or damage arising from or as a result of such default and (ii) notwithstanding such default, pay to the Agent any commission to which it would be entitled in connection with such sale.

        12. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Trust and the Agent, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Agent or any controlling person of the Agent, or the Company or the Trust, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Offered Shares.

        13. The provisions of this Agreement incorporated by reference in any Soliciting Terms Agreement may be suspended or terminated at any time by the Company or by the Agent specified in such Terms Agreement, upon the giving of written notice of such suspension or termination to the other parties thereto. In the event of such suspension or termination the provisions of this Agreement as incorporated by reference in such Terms Agreement shall remain in full force and effect with respect to the rights and obligations of any party thereto which have previously accrued or which relate to Offered Shares which are already issued, agreed to be issued or the subject of a pending offer at the time of such suspension or termination, and, in any event, this Agreement shall remain in full force and effect insofar as Sections 7(d), 7(i), 7(j), 8, 10, 11 and 12 hereof are concerned. In the event of any inconsistency between a Terms Agreement and this Agreement, the provisions of the Terms Agreement shall be controlling.

        14. Except as otherwise specifically provided for herein, all statements, requests, notices and advices hereunder shall be in writing, and if to the Agent shall be delivered or sent by mail, telex or facsimile transmission to the address, telex or facsimile number of the Agent set forth in the Terms Agreement; if to the Company shall be delivered or sent by mail, telex or facsimile transmission to 787 Seventh Avenue, New York, New York 10019, telex no. _________, facsimile transmission no. _____________, Attention: Treasurer; and if to the Trust shall be delivered or sent by mail, telex or facsimile transmission to The Chase Manhattan Bank, N.A., as trustee, at 1211 Avenue of the Americas, New York, New York 10036, telex no. ___________, facsimile transmission no. (212) 944-0959,
Attention: Mark J. Altschuler, Vice President. Any such statements, requests, notices or advice shall take effect upon receipt thereof.

        15. This Agreement and any Terms Agreement shall be binding upon, and inure solely to the benefit of, the Company, the Trust and the Agent specified in such Terms Agreement, and, to the extent provided in Sections 10, 11 and 12 hereof, the officers and directors of the Company and each person who controls the Company or such Agent, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any Terms Agreement. No purchaser of any of the Offered Shares through or from such Agent shall be deemed a successor or assign by reason merely of such purchase.

        16. Time shall be of the essence in this Agreement and any Terms Agreement. As used herein "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

        17. This Agreement and each Terms Agreement shall be governed by and construed in accordance with the laws of the State of New York.

        18. This Agreement and each Terms Agreement may be executed by the Company, the Trustee on behalf of the Trust and the Agent, in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.


                                 Very truly yours,

                                 THE EQUITABLE COMPANIES
                                   INCORPORATED



                                 By:
                                    -------------------------------------------
                                      Name:
                                      Title:



                                 THE EQUITABLE COMPANIES
                                   INCORPORATED STOCK TRUST

                                 By: The Chase Manhattan Bank, N.A.,
                                       Trustee



                                 By:
                                    -------------------------------------------
                                      Name:
                                      Title:

                                                                         ANNEX I

                                Terms Agreement*
                                ---------------


                                                     ___________, 199_

[Name of Agent]1
[Name of Representative(s),
  As Representative(s) of the
  several Underwriters named
  in Schedule I hereto,2]
[c/o ________________3]
[Address]

Ladies and Gentlemen:

        The Equitable Companies Incorporated Stock Trust (the "Trust") created under The Equitable Companies Incorporated Stock Trust Agreement effective as of December 2, 1993 among The Equitable Companies Incorporated, a Delaware corporation (the "Company"), and The Chase Manhattan Bank, N.A., as trustee of the Trust, proposes, subject to the terms and conditions stated herein and in the Sales Agreement dated May __, 1996 (the "Sales Agreement") executed by the Company and the Trustee on behalf of the Trust, a signed copy of which has been delivered to you [(the "Agent")1] [, as representative[s3] (the "Representative[s3]") of the several Underwriters referred to below2], [to sell through the Agent, as exclusive sales agent of the Company and the Trust for the purpose of soliciting and receiving offers to purchase from the Trust,4] [to sell to the Agent5] [the Underwriters named in Schedule I hereto (the "Underwriters")2] the number of shares of Common Stock of the Company specified in Schedule [I/II6] hereto [(the "Offered Shares")7] [(the "Firm Shares") and up to the number of additional shares of Common Stock of the Company (the "Option Shares" and, together with the Firm Shares, the "Offered Shares") specified in
Schedule II hereto as the Underwriters may purchase as herein provided.8] Each of the provisions of the Sales Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein but shall, in each case, give full effect to the matters, terms and provisions set forth in [Schedule [I/II6] hereto; and each of the representations and warranties set forth in the Sales Agreement shall be deemed to have been made at and as of the date of this Terms Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Sales Agreement shall be deemed to be a representation or warranty as of the date of the Sales Agreement in relation to the




























- --------------------
     * Footnote explanations follow the forms of the Schedules.

Prospectus (as therein defined), and also a representation and warranty as of the date of this Terms Agreement [, any Solicitation Time and each Time of Delivery, in each case4] in relation to the Prospectus as amended or supplemented relating to the shares of Common Stock of the Company which are the subject of this Terms Agreement, in each case giving full effect to the matters, terms and provisions set forth in [Schedule I/II6] hereto. Unless otherwise defined herein or in [Schedule I/II6] hereto, terms defined in the Sales Agreement are used herein as therein defined. [Except as provided in paragraph
(b) under the caption "Syndicate Terms" in Schedule II hereto, each reference to the Agent in the Sales Agreement shall for purposes of this Terms Agreement and the Sales Agreement be deemed to be you, as Representative[s3] of the several Underwriters2] [and the Representative designated to act on behalf of the Representatives and on behalf of each of the Underwriters pursuant to this Terms Agreement, and the address of such Representative, are set forth in paragraphs
(c) and (d) under such caption in Schedule II hereto.3]

        [An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Offered Shares in the form heretofore delivered to you is now proposed to be filed with the Commission.9]

        Subject to the terms and conditions set forth herein and in the Sales Agreement incorporated herein by reference, [(a)8] the Trust agrees to sell [through the Agent, 4] [to the Agent,5] [to each of the Underwriters,2] and [the Agent agrees1] [each of the Underwriters agrees, severally and not jointly,2] [to act as agent of the Company and the Trust for the purpose of soliciting and receiving offers to purchase from the Trust 4] [to purchase from the Trust, at the time and place and at the purchase price per share set forth in Schedule [I/II6] hereto10], [the Offered Shares set forth in Schedule I hereto1] [the number of [Offered/Firm11] Shares set forth opposite the name of such Underwriter in Schedule I hereto2] [and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Option Shares (the "Over-allotment Option"), as provided below, the Trust agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust at the purchase price per share set forth in
Schedule II hereto that portion of the number of Option Shares as to which such election shall have been exercised8].

        [The Trust hereby grants to each of the Underwriters the right to purchase at their election up to the number of Option Shares set forth opposite the name of such Underwriter in Schedule I hereto on the terms referred to in the paragraph above for the sole purpose of covering over-allotments in the sale of the Firm Shares. Any such election to purchase Option Shares may be exercised by written notice from the Representative[s9] to the Company and the Trust given within a period of 30 calendar days after the date of this Terms Agreement, setting forth the aggregate number of Option Shares to be purchased and the date on which such Option Shares are to be delivered, as determined by the Representative[s9], but in no event earlier than the First Time of Delivery as defined in Schedule II hereto or, unless the Representative[s9], the

Company and the Trust otherwise agree in writing, no earlier than two or later than ten business days after the date of such notice.8]

        [Upon the execution of this Terms Agreement and authorization by the Representative[s9] of the release of the [Offered/Firm11] Shares, the several Underwriters propose to offer the [Offered/Firm11] Shares for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.2]

        If the foregoing is in accordance with your understanding, please sign and return to us ____12 counterparts hereof, and upon acceptance hereof by you [, on behalf of each of the Underwriters,2] this letter and such acceptance hereof, including the provisions of the Sales Agreement incorporated herein by reference, shall constitute a binding agreement among [the Agent,1] [each of the Underwriters,2] the Trust and the Company. [It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Trustee on behalf of the Trust and the Company for examination upon request, but without warranty on the part of the Representative[s9] as to the authority of the signers thereof.2]

                                      Very truly yours,

                                      THE EQUITABLE COMPANIES
                                        INCORPORATED



                                      By:
                                         ---------------------------------------
                                           Name:
                                           Title:


                                      THE EQUITABLE COMPANIES
                                        INCORPORATED STOCK TRUST

                                      By: The Chase Manhattan Bank, N.A.,
                                           Trustee


                                      By:
                                         --------------------------------------
                                           Name:
                                           Title:

Accepted as of the date hereof:

[Name of Agent1]
[Name(s) of Representative(s)2]

   [On behalf of each of the Underwriters2]


By:___________________________________________
   Name:
   Title:

                                  SCHEDULE I13





                                         Number of
                                      [Offered/Firm11]     [Maximum Number of
                                           Shares          Option Shares which
                  Underwriter         to be Purchased      may be Purchased14]
                  -----------      ----------------------  -------------------

 [Name(s) of Representative(s)]



 [Names of other Underwriters]














                Total

                                SCHEDULE [I/II6]


Number of [Offered/Firm15] Shares:

     ________ shares of Common Stock


[Maximum Number of Option Shares:

     ________ shares of Common Stock8]


Price Per Share to Public, if applicable2:

     [May include "at-the-market" offerings]

Purchase Price Per Share:



Commissions or Discounts Per Share1:


Form of Delivery of Offered Shares16:

     [As specified in Section 5 of the Sales Agreement.]

     [Definitive form certificates to be made available for checking and packaging by the [Agent] [Representative(s)] at least twenty-four hours prior to the [applicable8] Time of Delivery at the office of ___________.]

     [Offered Shares to be delivered to the [Agent] [Representatives] through the facilities of The Depository Trust Company ("DTC") or its designated custodian, and to be made available for checking by the [Agent] [Representative(s)] at least twenty-four hours prior to the [applicable8] Time of Delivery at the office of DTC.]

Method of and Specified Funds for Payment of Purchase Price16:

     [As specified in Section 5 of the Sales Agreement.]

     [By certified or official bank check or checks, payable to the order of the Trust, in immediately available funds]

     [By wire transfer to the bank account of the Trustee specified in Section 5 of the Sales Agreement in immediately available funds]


Time of Delivery16:

     [As specified in Section 5 of the Sales Agreement.]

     [     a.m. (New York City time),           , 19   ] [(hereinafter the
"First Time of Delivery")8]

     [With respect to any Option Shares, on the date and at the time specified in the notice form the Representative[s9] of the Underwriters' election to purchase the number of Option Shares specified therein (the "Second Time of Delivery")8]

Documents to be Delivered:

[Pursuant to the Sales Agreement the delivery of opinions, comfort letters, a Company officer's certificate and a Trustee's certificate are not required
                                                              ---
unless specifically referenced in the Terms Agreement. Accordingly, before signing the Terms Agreement, the parties must agree which, if any, of the foregoing will be delivered.]

          The following documents referred to in the referenced Sections of the Sales Agreement shall be delivered:

     (1)  The opinion or opinions of Davis Polk & Wardwell referred to in
Section 9(b).

     (2) The opinions of counsels to the Company referred to in Sections 9(c), 9(d) and 9(e).

     (3)  The opinion of counsel to the Trustee referred to in Section 9(f).

     (4)  The accountants' letter[s10] referred to in Section 9(g).

     (5)  The Company officers' certificate referred to in Section 9(k).

     (6)  The Trustee's certificate referred to in Section 9(l).


Other Permitted Debt:

     For purposes of Section 2(d) of the Sales Agreement the amount of Other
     Permitted Debt is $        [, of which no more than $          may have
     been incurred by the DLJ Group].

Completed and Pending Insurance Examinations:

[The Company must review the requirements of the last clause of Section 2(p) of the Sales Agreement prior to the signing of the Terms Agreement.]

Notices to Agent1:

[Insert information required by Section 14 of the Sales Agreement]


Syndicate Terms17:

        (a) (i) If any Underwriter shall default in its obligation to purchase the [Offered/Firm11] Shares [or Option Shares8] which it has agreed to purchase under this Terms Agreement, the Representative[s9] may in [its/their18] discretion arrange for [itself/themselves18] or another party or other parties to purchase such [Offered/Firm11] Shares [or Option Shares, as the case may be,8] on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representative[s9] [does/do18] not arrange for the purchase of such [Offered/Firm11] Shares [or Option Shares, as the case may be,8] then the Company and the Trust shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representative[s9] to purchase such Offered Shares on such terms. In the event that, within the respective prescribed period, the Representative[s9] [notifies/notify18] the Company and the Trust that [it/they18] have so arranged for the purchase of such Offered Shares, or the Company and the Trust notify the Representative[s9] that they have so arranged for the purchase of such Offered Shares, the Representative[s9] or the Company and the Trust shall have the right to postpone the [applicable8] Time of Delivery for such Offered Shares for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representative[s9] may thereby be made necessary. The term "Underwriter" as used in this Terms Agreement shall include any person substituted under this provision with like effect as if such person had originally been a party to this Terms Agreement.

   (ii) If, after giving effect to any arrangements for the purchase of the [Offered/Firm11] Shares [or Option Shares, as the case may be,8] of a defaulting Underwriter or Underwriters by the Representative[s9] and the Company and the Trust as provided in paragraph (a)(i) above, the aggregate number of such Offered Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of [Offered/Firm11] Shares [or Option Shares, as the case may be,8] to be purchased at the [respective8] Time of Delivery, then the Trust shall have the right to require each non-defaulting Underwriter to purchase the [Offered/Firm11] Shares [or Options Shares, as the case may be,8] which such Underwriter agreed to purchase under this Terms Agreement relating to such [Offered/Firm11] Shares [or Option Shares, as the case may be,8] and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share

(based on the [Offered/Firm11] Shares [or Option Shares, as the case may be,8] which such Underwriter agreed to purchase under this Terms Agreement) of the [Offered/Firm11] Shares [or Option Shares, as the case may be,8] of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

   (iii) If, after giving effect to any arrangements for the purchase of the [Offered/Firm11] Shares [or Option Shares, as the case may be,8] of a defaulting Underwriter or Underwriters by the Representative[s9] and the Company and the Trust as provided in paragraph (a)(i) above, the aggregate number of [Offered/Firm11] Shares [or Option Shares, as the case may be,8] which remains unpurchased exceeds one-eleventh of the aggregate number of [Offered/Firm11] Shares [or Option Shares, as the case may be,8] to be purchased at the [respective8] Time of Delivery, as referred to in paragraph (a)(ii) above, or if the Trust shall not exercise the right described in paragraph (a)(ii) above to require non-defaulting Underwriters to purchase [Offered/Firm11] Shares [or Option Shares, as the case may be,8] of a defaulting Underwriter or Underwriters, then this Terms Agreement [relating to such Firm Shares or the Over-allotment Option relating to such Option Shares, as the case may be,8] shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Trust, except for the expenses to be borne by the Company and the Underwriters as provided in Section 8 of the Sales Agreement and the indemnity and contribution agreements in Section 10 of the Sales Agreement (as modified as set forth in paragraph (b) below); but nothing herein shall relieve a defaulting Underwriter from liability for its default.

   (b) For purpose of the sale and offering of the Offered Shares contemplated hereby, (i) references to the Agent in Sections 10, 12 and 15 of the Sales Agreement shall be deemed to refer to the Underwriters, (ii) references in the Sales Agreement to the Agent purchasing Offered Shares as principal shall be deemed to refer to the Underwriters, (iii) with respect to the Underwriters' obligations (y) to indemnify the Company pursuant to Section 10(b) of the Sales Agreement, such obligation shall be several and not joint and (z) to contribute a portion of losses, claims, damages or liabilities pursuant to Section 10(d) of the Sales Agreement, such Underwriters' respective obligations shall be several in proportion to the respective underwriting obligations with respect to the Offered Shares, and not joint, and (iv) Section 10(d) of the Sales Agreement is hereby amended to add the words "(even if the Underwriters were treated as one entity for such purpose)" after the words "pro rata allocation" in the fifth sentence thereof.

   (c) In all dealings under this Terms Agreement, the Representative[s9] shall act on behalf of the Underwriters, and the parties to this Terms Agreement shall be entitled to act and rely upon any statement request, notice or agreement on behalf of the Underwriters made or given by the Representative[s jointly or by the first of the named Representatives set forth on the first page of this Terms Agreement.9]

   (d) For purposes of Section 14 of the Sales Agreement, the address for the Representative[s9] shall be as set forth on the first page of this Terms Agreement, telex no. __________, facsimile transmission no. __________, Attention _________; provided, however, that any notice to an Underwriter pursuant to Section 10(c) of the Sales Agreement shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company and the Trustee on behalf of the Trust by the Representative[s9] upon request.

   (e) This Terms Agreement is subject to termination on the terms incorporated by reference herein and as provided in paragraph (a) above. If this Terms Agreement or the Over-allotment Option shall be terminated pursuant to paragraph
(a) above, the Company and the Trust shall not then be under any liability to any Underwriter with respect to the Offered Shares with respect to which this Terms Agreement shall have been terminated except as provided in Sections 8 and 10 of the Sales Agreement; but, if for any other reason, Offered Shares are not delivered by or on behalf of the Trust as provided herein, the Company will reimburse the Underwriters through the Representative[s9] for all out-of-pocket expenses approved in writing by the Representative[s9], including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Offered Shares, but the Company and the Trust shall then be under no further liability to any Underwriter with respect to such Offered Shares except as provided in Sections 8 and 10 of the Distribution Agreement.

Other Terms and Provisions:

        [Insert here any additional closing conditions, modifications to opinions or the representations of the Company, modification to the lock-up, or other provisions relating to this transaction.]

                          Footnotes to Terms Agreement
                          ----------------------------




1.      Include if agency or principal, non-syndicated transaction.
2.      Include if syndicated transaction.
3.      Include in syndicated transaction if more than one Representative.
4.      Include if agency, non-principal transaction.
5.      Include if principal, non-syndicated transaction.
6. Schedule I if agency or principal, non-syndicated transaction; Schedule II if syndicated transaction.
7. Include if agency or principal, non-syndicated transaction or, if syndicated, there is no overallotment option.
8.      Include if syndicated transaction and there is an overallotment option.
9.      Include or delete as appropriate.
10.     Include if principal or syndicated transaction.
11. If syndicated but no overallotment option use "Offered"; if syndicated and there is an overallotment option use "Firm."
12. Insert 6 if agency or principal, non-syndicated transaction; if syndicated insert number equal to 5 plus one for each Representative.
13.     Delete Schedule if not syndicated.
14.     Delete column if no overallotment option.
15. Use "Offered" if agency or principal, non-syndicated transaction, or, if syndicated, there is no overallotment option; use "Firm" if syndicated and there is an overallotment transaction.
16.     Use appropriate paragraph.
17.     Entire section is deleted if not syndicated.
18.     Insert as appropriate.

                                                                        ANNEX II



                            THE CHASE MANHATTAN BANK
                             (National Association)

                              Trustee's Certificate
                              ---------------------


        The undersigned, The Chase Manhattan Bank (National Association), as Trustee (the "Trustee") under The Equitable Companies Incorporated Stock Trust Agreement effective as of December 2, 1993 (the "Trust Agreement") between The Equitable Companies Incorporated (the "Company") and the Trustee, DOES HEREBY CERTIFY THAT:

        1. The Trust Agreement has been duly signed, acknowledged and delivered in the name of and on behalf of the Trustee by Diana
Jacobs, one of its Second Vice Presidents.

        2. The Sales Agreement dated May __, 1996 (the "Sales Agreement") executed by the Company and Trustee has been duly signed, acknowledged and delivered in the name and on behalf of the Trustee by _________, one of its
___________.

        3. The Terms Agreement dated as of ___________, 19__ (the "Terms Agreement") among the Company, the Trustee and ___________ [for syndicated transaction insert:, as representative(s) of the several Underwriters named in
Schedule I thereto,] has been duly signed, acknowledged and delivered in the name and on behalf of the Trustee by ___________, one of its ________.

        4. The person who, on behalf of the Trustee, executed each of the Trust Agreement, the Sales Agreement and the Terms Agreement was duly elected or appointed, authorized, qualified and acting as an officer or employee of the Trustee and empowered to perform such acts at the respect times of such acts, and the signatures of such persons appearing on the Trust Agreement, the Sales Agreement and the Terms Agreement are their genuine signatures.

        5. Each of the persons referred to in paragraphs (1), (2) and (3) is duly authorized to sign, acknowledge and deliver in the name and on behalf of the Trustee under its corporate seal or otherwise all other instruments necessary or proper in connection with the exercise of the fiduciary powers of the Trustee under the Trust Agreement, the Sales Agreement and the Terms Agreement.

        6. Attached hereto as Exhibit A is a true and correct copy of an extract of the Board Resolution of the Trustee conferring the requisite authority to such persons to perform the acts above mentioned, which have not been amended and which were on the date of each such action and are now in full force and effect.

        7. Insofar as the Terms Agreement and the Sales Agreement incorporated by reference therein are concerned, the Trustee has performed all of its obligations thereunder to be performed at or prior to the date hereof in all material respects.

        [For Soliciting Terms Agreements only:] 8. The Trustee has no reason to believe that it will not be able to deliver the Offered Shares specified in the Terms Agreement on the dates and at the times specified in the Terms Agreement.

        IN WITNESS WHEREOF, THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), as Trustee has caused this Certificate to be executed and its seal duly affixed hereto this ____ day of ____________, 19__.

                                      The Chase Manhattan Bank
                                      (National Association)



                                      By:______________________
                                          Name:
                                          Title:


        I ____________________, an ____________________ of the CHASE MANHATTAN
BANK (NATIONAL ASSOCIATION), do hereby certify that _______________ was at the time he executed the foregoing Certificate, a duly appointed and authorized officer of THE CHASE MANHATTAN BANK (NATIONAL Association), and he was duly authorized and empowered to act and that his signature thereon is genuine.

        IN WITNESS WHEREOF, I hereto subscribe my name as of this ____ day of ______________, 19__.




                                      By:____________________
                                          Name:
                                          Title:



























                                        2